Exhibit 99.2 Landstar System, Inc. 3Q 2024 Earnings Conference Call Date

3Q 2024 Forward-Looking Statements Disclaimer The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995. Statements made in this slide presentation that are not based on historical facts are “forward-looking statements.” This presentation may make certain statements containing forward-looking statements, such as statements which relate to Landstar’s business objectives, plans, strategies and expectations. Such statements are by nature subject to uncertainties and risks, including but not limited to: the operational, financial or legal risks or uncertainties detailed in Landstar’s Form 10-K for the 2023 fiscal year, described in the section Risk Factors, and other SEC filings from time to time. These risks and uncertainties could cause actual results or events to differ materially from historical results or those anticipated. Investors should not place undue reliance on such forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. 2

3Q 2024 Non-GAAP Financial Measures In this slide presentation, the Company provides the following information that may be deemed a non-GAAP financial measure: variable contribution, variable contribution margin and operating income as a percentage of variable contribution. Management believes variable contribution and variable contribution margin are useful measures of the variable costs that we incur at a shipment- by-shipment level attributable to our transportation network of third-party capacity providers and independent agents in order to provide services to our customers. Management believes that operating income as a percentage of variable contribution is a useful measure as: (i) variable costs of revenue for a significant portion of the Company’s business are highly influenced by short-term market-based trends in the freight transportation industry, whereas other costs, including other costs of revenue, are much less impacted by short-term freight market trends; and (ii) this measure is meaningful to investors’ evaluations of the Company’s management of costs attributable to operations other than the purely variable costs associated with purchased transportation and commissions to agents that the Company incurs to provide services to our customers. Management also believes that it is appropriate to present each of the financial measures that may be deemed a non-GAAP financial measure, as referred to above, for the following reasons: (1) disclosure of these matters will allow investors to better understand the underlying trends in the Company’s financial condition and results of operations; (2) this information will facilitate comparisons by investors of the Company’s results as compared to the results of peer companies; and (3) management considers this financial information in its decision making. A tabulation of the expenses identified as costs of revenue as well as a reconciliation of gross profit to variable contribution and gross profit margin to variable contribution margin for the 2024 and 2023 third quarters and year-to-date periods is included in this slide presentation within the Appendix. 3

3Q 2024 Executive Summary Frank Lonegro Chief Executive Officer 4

CEO Perspective Slide header R E S U L T S H I G H L I G H T S Dollars in Millions (except per share amounts) 3Q revenue performance • 3Q 2024 sequential increase in truck revenue per load above typical Metric 3Q 2024 3Q 2023 Chg. seasonality • First year over year increase in truck revenue per load since 3Q 2022 Revenue $ 1,213.9 $ 1,289.3 (5.9%) Strong Balance Sheet • Continuing to return meaningful capital to stockholders Operating Income $ 63.1 $ 80.3 (21.4%) Investing through the cycle • Supporting our network of Earnings per Share $ 1.41 $ 1.71 (17.5%) entrepreneurs with investment in leading-edge technology and new trailing equipment 5

Landstar Network and 3Q Operating Results

LANDSTAR NETWORK

Agents	Customers	Capacity	Employees
~1,100	25,000+	78,000+	~1,500



3Q RESULTS

$1.09B	Truck Revenue
486K	Truck Loadings
$2,246	Truck Revenue per Load
524	Million $ Agents*
9,027	BCO Trucks
70,542	Carriers
17,700+	Trailers
0.56	DOT Accidents per Million Miles**

* Based on 2023 fiscal year

** Based on 3Q 2024 YTD; See definition of DOT Accidents within the Appendix

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Truck Capacity All information is provided as of the end of the applicable period A V A I L A B L E T R U C K C A P A C I T Y P R O V I D E R S Type of Capacity Sep 28, 2024 Dec 30, 2023 Sep 30, 2023 BCO Independent Contractors 8,266 9,024 9,455 Truck Brokerage Carriers (1) Approved and Active 44,828 49,111 51,717 Other Approved 25,714 27,524 27,925 Total Truck Brokerage Carriers 70,542 76,635 79,642 Total Available Truck Capacity Providers 78,808 85,659 89,097 Trucks Provided by BCO Independent Contractors 9,027 9,809 10,253 (1) Active refers to truck brokerage carriers who hauled freight for Landstar in the 180-day period immediately preceding the period end. Note: Fuel surcharges billed to customers on freight hauled by BCO Independent Contractors, which are paid 100% to the BCO and not included in either revenue or the cost of purchased transportation, were $197.1 million and $244.9 million in the 2024 and 2023 year-to-date periods, respectively, and $61.2 million and $78.4 million in the 2024 and 2023 third quarters, respectively. 7

3Q 2024 Financial Results Jim Todd Chief Financial Officer 8

Revenue Slide header Dollars in Millions R E S U L T S V A R I A N C E (1) (2) Revenue Source Rate Vol. Chg. Truck 0.7% (7.7%) (7.0%) $1,289.3 $1,213.9 Rail Intermodal (12.7%) 4.1% (9.0%) Ocean/Air 12.7% 2.9%) 16.0% Insurance Premiums N/A N/A (13.5%) Total Revenue—— (5.9%) 3Q 2024 3Q 2023 (1) Percentage change in rate is calculated on a revenue per load basis. (2) Percentage change in volume is calculated on the number of loads hauled. 9

Revenue Variances by Industry Served with Revenue Share Indicated Amounts in Percent Transportation logistics revenue down 6% Y-O-Y Revenue Share Y-O-Y Change 3Q 2024 3Q 2023 Market Segment in Revenue 28.4 27.7 Consumer Durables (3) 13.8 14.1 Machinery (7) 9.8 8.3 Building Products 11 9.5 11.5 Automotive (22) 7.1 7.8 AA&E, Hazmat (15) 5.0 4.8 Metals (3) 2.3 2.5 Foodstuffs (13) 1.9 1.8 Substitute Line Haul 3 22.2 21.5 Other (3) 10

(1) (2) Gross Profit and Variable Contribution with Associated Margins Dollars in Millions R E S U L T S C H A N G E I N V C M A R G I N Gross Variable Amounts in % 3Q Profit Contribution 2023 14.5 $187.4 $171.4 (3) Revenue – Fixed 0.1 $128.1 $112.7 Revenue – Variable (0.2) Change in Mix/Other (0.3) 9.3% 9.9% 14.1% 14.5% 3Q 2024 3Q 2023 3Q 2024 3Q 2023 2024 14.1 (1) Gross profit equals revenue less the cost of purchased transportation, commissions to agents and other costs of revenue. Gross profit margin equals gross profit divided by revenue. (2) Variable contribution (VC) equals revenue less the cost of purchased transportation and commissions to agents. Variable contribution margin equals VC divided by revenue. (3) Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 42% and 45% of revenue in the 2024 and 2023 third quarters, respectively. 11

Operating Income Slide header as a Percentage of Gross Profit and Variable Contribution Dollars in Millions R E S U L T S C H A N G E I N P E R C E N T A G E of Variable Contribution Operating Percentage of Amounts in % 3Q Income Gross Profit Variable Contribution 2023 42.9) 62.7% $80.3 56.0% Other operating costs (0.8) $63.1 42.9% Insurance and claims (1.3) 36.8% SG&A (2.7) Depreciation and amortization (1.3) 3Q 2024 3Q 2023 3Q 2024 3Q 2023 3Q 2024 3Q 2023 2024 36.8) 12

Key Balance Sheet and Cash Flow Statistics Dollars in Millions (1) N E T C A S H S O U R C E S / U S E S O F C A S H (2) Year-to-date as of date indicated with Debt to Capital as of date indicated Cash Flow Type Sep 28, 2024 Sep 30, 2023 Cash flow from operations $ 225.4 $ 303.8 $458.8 Cash capital expenditures $ 24.3 $ 15.4 $421.4 (3) Free cash flow $ 201.2 $ 288.4 Share repurchases $ 78.7 $ 15.4 Dividends paid $ 107.8 $ 105.3 R E T U R N S Trailing 12 months as of date indicated Return Type Sep 28, 2024 Sep 30, 2023 Equity 21% 32% 7% 7% Invested Capital 19% 29% Assets 12% 16% Sep 28, 2024 Sep 30, 2023 (1) Net cash is defined as cash and cash equivalents plus short term investments less outstanding debt. (2) Capital is defined as total debt plus total shareholders’ equity. (3) Free cash flow is defined as cash flow from operations less cash capital expenditures. 13

3Q 2024 4Q Guidance & Closing Remarks Frank Lonegro Chief Executive Officer 14

4Q Guidance Slide header Ü Consolidated Revenue of $1.150 - $1.250 billion – Truck Loads 4% below to 1% above prior year – Truck Revenue per Load 0% to 4% above prior year Ü Earnings per Share of $1.25 — $1.45 – Insurance Expense to approximate 6.0% of BCO revenue – Effective Income Tax Rate of 24.5% 15

3Q 2024 Appendix 16

Revenue Breakdown by Service Type P E R C E N T A G E O F R E V E N U E 3Q 2 0 2 4 by Service Type 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% T R U C K T R A N S P O R T A T I O N T R U C K L O A D Van — 50%, Unsided/Platform — 30% LTL — 2% OTHER TRUCK — 8% RAIL INTERMODAL — 2% OCEAN / AIR CARGO — 6% ALL OTHER — 2% C H A N G E I N S H A R E S I N C E 3 Q 2 0 2 3 Van Unsided/ Platform Other Truck Rail Ocean/ All LTL Equipment Equipment Transportation Intermodal Air cargo Other 52% Ü 50% 29% Ü 30% 2% Ü 2% 8% Ü 8% 2% Ü 2% 5% Ü 6% 2% Ü 2% 17

Truckload Loadings and Revenue per Truckload Trends V A N U N S I D E D / P L A T F O R M NUMBER OF LOADS NUMBER OF LOADS 400,000 150,000 300,000 100,000 200,000 50,000 100,000 0 0 REVENUE PER LOAD REVENUE PER LOAD $3,500 $3,500 $3,000 $3,000 $2,500 $2,500 $2,000 $2,000 $1,500 $1,500 $1,000 $1,000 $500 $500 $- $- 18

Revenue – Year-to-Date Slide header Dollars in Millions R E S U L T S V A R I A N C E (1) (2) Revenue Source Rate Vol. Chg. $4,098.9 Truck (3.2%) (9.9%) (12.8%) $3,609.9 Rail Intermodal (7.7%) (3.3%) (10.8%) Ocean/Air (3.1%) 2.9%) (0.3%) Insurance Premiums N/A N/A (12.9%) Total Revenue—— (11.9%) 3Q 2024 YTD 3Q 2023 YTD (1) Percentage change in rate is calculated on a revenue per load basis. (2) Percentage change in volume is calculated on the number of loads hauled. 19

Gross Profit and Variable Contribution – Year-to-Date with Associated Margins Dollars in Millions R E S U L T S C H A N G E I N V C M A R G I N Gross Variable Amounts in % 3Q YTD Profit Contribution 2023 14.5 $594.2 $420.7 $346.6 $514.7 (1) Revenue – Fixed 0.1 Revenue – Variable (0.4) Change in Mix/Other 0.1 9.6% 10.3% 14.3% 14.5% 3Q 2024 YTD 3Q 2023 YTD 3Q 2024 YTD 3Q 2023 YTD 2024 14.3 (1) Revenue on transactions where the Company’s variable contribution margin was based on a contractually pre-determined percentage of revenue accounted for 43% of revenue in both the 2024 and 2023 year-to-date periods, respectively. 20

Operating Income – Year-to-Date Slide header as a Percentage of Gross Profit and Variable Contribution Dollars in Millions R E S U L T S C H A N G E I N P E R C E N T A G E of Variable Contribution Operating Percentage of Amounts in % 3Q YTD Income Gross Profit Variable Contribution 2023 45.4) 64.1% $269.6 55.1% Other operating costs (1.7) 45.4% $191.1 37.1% Insurance and claims (0.7) SG&A (4.8) Depreciation and amortization (1.1) 3Q 2024 3Q 2023 3Q 2024 3Q 2023 3Q 2024 3Q 2023 YTD YTD YTD YTD YTD YTD 2024 37.1) 21

Reconciliation of Gross Profit to Variable Contribution Dollars in Thousands Thirty-Nine Weeks Ended Thirteen Weeks Ended Sep 28, Sep 30, Sep 28, Sep 30, 2024 2023 2024 2023 Revenue $ 3,609,915 $ 4,098,877 $ 1,213,867 $ 1,289,345 Costs of revenue: Purchased transportation 2,799,384 3,141,234 943,805 986,743 Commissions to agents 295,801 363,397 98,703 115,244 Variable costs of revenue 3 ,095,185 3 ,504,631 1 ,042,508 1 ,101,987 Trailing equipment depreciation 20,764 24,240 6,930 7,721 Information technology costs (1) 18,115 19,791 6,129 6,298 Insurance-related costs (2) 85,122 88,484 30,463 30,102 Other operating costs 44,138 40,998 15,144 15,158 Other costs of revenue 168,139 173,513 58,666 59,279 Total costs of revenue 3,263,324 3,678,144 1 ,101,174 1,161,266 Gross profit $ 346,591 $ 4 20,733 $ 1 12,693 $ 128,079 Gross profit margin 9.6% 10.3% 9.3% 9.9% Plus: other costs of revenue 168,139 173,513 58,666 59,279 Variable contribution $ 5 14,730 $ 5 94,246 $ 1 71,359 $ 187,358 Variable contribution margin 14.3% 14.5% 14.1% 14.5% (1) Includes costs of revenue incurred related to internally developed software including ASC 350-40 amortization, implementation costs, hosting costs and other support costs utilized to support the Company’s independent commission sales agents, third party capacity providers, and customers, included as a portion of depreciation and amortization and of selling, general and administrative in the Company's Consolidated Statements of Income. (2) Primarily includes (i) insurance premiums paid for commercial auto liability, general liability, cargo and other lines of coverage related to the transportation of freight; (ii) the related cost of claims incurred under those programs; and (iii) brokerage commissions and other fees incurred relating to the administration of insurance programs available to BCO Independent Contractors that are reinsured by the Company, which are included in selling, general and administrative in the Company’s Consolidated Statements of Income. 22

Free Cash Flow with Stock Purchases and Dividends Dollars and Shares in Millions 5 – Y E A R S U M M A R Y Cash Flow Item 2019 2020 2021 2022 2023 Cash flow from operations $ 308 $ 211 $ 277 $ 623 $ 394 (1) Cash capital expenditures $ 20 $ 34 $ 24 $ 26 $ 26 Free cash flow $ 288 $ 177 $ 253 $ 597 $ 368 Share repurchases $ 89 $ 116 $ 123 $ 286 $ 54 Dividends paid $ 28 $ 110 $ 112 $ 116 $ 117 (2) Common share count 39.5 38.4 37.7 35.9 35.7 (1) Cash capital expenditures includes purchases of operating property and, for fiscal year 2020, consideration paid for acquisition of a business. (2) Common share count as of the end of the applicable period. 23

DOT Accident [1] Frequency
per Million Miles Traveled by BCOs



5-YEAR SUMMARY
0.70
0.65
0.60
0.55
0.50
0.57
0.57
0.65
0.62
0.60
2019
2020
2021
2022
2023

(1) A "DOT Accident" is defined, consistent with U.S. 49 CFR 390.5T, as an occurrence involving a commercial motor vehicle operating on a highway in interstate or intrastate commerce that results in a fatality, a bodily injury to a person who, as a result of the injury, immediately receives medical treatment away from the scene of the accident, or one or more motor vehicles incurring disabling damage as a result of the accident, requiring the motor vehicle(s) to be transported away from the scene by a tow truck or by other motor vehicle, but does not include an occurrence involving only boarding and alighting from a stationary motor vehicle or an occurrence involving only the loading or unloading of cargo.

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Landstar System, Inc. 3Q 2024 Earnings Conference Call Date